Errors having been discovered in the Option Agreement to Lease recorded in the Clerk's Office of the Circuit Court of Halifax County, Virginia, in Deed Book 645, Page 245, the parties thereto record this Corrected Option Agreement to Lease in such Clerk's Office to correct such errors.




                      CORRECTED OPTION AGREEMENT TO LEASE


                         Dated as of February 29, 1996

                                     among


                       OLD DOMINION ELECTRIC COOPERATIVE,



                                      and



                      STATE STREET BANK AND TRUST COMPANY,
                        not in its individual capacity,
                          but solely as Owner Trustee






                       Clover Unit 1 Generating Facility
                                      and
                               Common Facilities

                       CORRECTED OPTION AGREEMENT TO LEASE


         THIS CORRECTED OPTION AGREEMENT TO LEASE, dated as of February 29, 1996 (this "OPTION AGREEMENT"), by and between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia ("OPTIONOR"), and STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity, but as the Owner Trustee under the Trust Agreement ("OPTIONEE"), recites and provides:

RECITALS.

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings given them in Appendix A - Definitions which is attached hereto as part hereof and recorded herewith;

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 and comprised of the Unit 1 Site described in Schedule 2, the Unit 2 Site described in Schedule 3, and the Common Facilities Site described in
Schedule 4, and  certain  other  property,  each such  Schedule  1,  Schedule 2,
Schedule 3, and Schedule 4 being attached to and made part of the form of the Deed of Ground Lease and Sublease Agreement (the "DEED OF GROUND LEASE AND SUBLEASE") which is attached hereto as part hereof, marked Exhibit A and recorded herewith;

         WHEREAS, a copy of the Clover Power Station Plat is attached hereto as part hereof, marked Exhibit B and recorded herewith;

         WHEREAS, Optionor and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Optionor and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property owned by Optionor and Virginia Power as tenants-in-common include, but are not limited to, (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation being constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment being situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Optionor and Virginia Power owns a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) the rights of the other to nonexclusive possession of all such real and personal property and (b) the terms and conditions of the Clover Agreements;

         WHEREAS, Optionor will lease to Optionee (a) the Foundation Interest by the Foundation Head Lease and (b) the Equipment Interest by the Equipment Head Lease;

         WHEREAS, by the Foundation Operating Lease, Optionee will lease the Foundation Interest back to Optionor upon a term which shall end prior to the expiration of the term of the Foundation Head Lease;

         WHEREAS, by an Equipment Operating Lease, Owner Trustee will lease the Equipment Interest back to Optionor upon a term which shall end prior to the expiration of the term of the Equipment Head Lease;

         WHEREAS, although Optionor and Optionee intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they are to record the Foundation Head Lease and the Foundation Operating Lease in the Halifax Clerk's Office, on the date that this Option Agreement is recorded in the Halifax Clerk's Office, in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate estate for purposes of such Section 55-96. The Equipment Head Lease and the Equipment Operating Lease are not to be recorded; and

         WHEREAS, Optionor now desires to grant and convey to Optionee, its successors and permitted assigns, the exclusive right and option to lease the Ground Interest from Optionor, subject to Optionee's agreement to sublease the Ground Interest simultaneously back to Optionor if Optionee exercises such option (with each of such lease and such sublease being encumbered by the Permitted Liens), and Optionee desires to so obtain such right and option from Optionor upon Optionee's obligation to so sublease the Ground Interest back to Optionor, all upon the terms and conditions hereinafter set forth.

OPTION AGREEMENT TO LEASE.

         NOW THEREFORE, for and in consideration of the mutual promises hereinafter set forth, $100.00 (the "OPTION FEE") cash in hand paid by Optionee to Optionor on the date (the "EXECUTION DATE") as of which this Option Agreement is fully executed and delivered, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor and Optionee agree as follows.

         1. OPTION TO LEASE. Subject to the provisions of this Option Agreement, Optionor hereby grants and conveys to Optionee, its successors and permitted assigns, the exclusive right and option (the "OPTION") to lease the Ground Interest from Optionor upon the terms and conditions of this Option Agreement.

         2. DURATION OF OPTION. The period of the Option shall begin on the Execution Date and shall end at midnight on March 1, 2096 (the "OPTION PERIOD"); unless earlier terminated pursuant to the terms of this Option Agreement.

         3. EXERCISE OF OPTION. At any time during the Option Period, Optionee may elect to exercise the Option by giving to Optionor notice of exercise (the "EXERCISE NOTICE") with which Optionee encloses (a) a counterpart original of the Deed of Lease and Sublease (in the form attached hereto as part hereof and marked Exhibit A) as duly executed and acknowledged on behalf of Optionee and
(b) a statement of the amount of the taxes and fees which are to be payable to the Halifax Clerk's Office for the recordation of the Deed of Lease and Sublease in the Halifax Clerk's Office (together, the "RECORDATION COST").

         4. EARLY TERMINATION OF OPTION PERIOD. The Option Period shall terminate prior to the scheduled expiration of the Option Period, if (a) Optionor shall exercise its option to terminate the Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 10, 13 or 18 of the Equipment Operating Lease and the Foundation Operating Lease or (b) Optionor exercises the Purchase Option pursuant to paragraph (a) of Section 15.1 of the Equipment Operating Lease and the Foundation Purchase Option pursuant to paragraph (a) of Section 15.1 of the Foundation Operating Lease, or (c) Optionor exercises its right to terminate the Equipment Head Lease and the Foundation Head Lease pursuant to Section 10.2 of each such Lease and in each case complies with its obligations under the Operative Documents in connection therewith. Optionee shall transfer to Optionor, by a release or termination of the Option to be prepared by Optionor and in a form reasonably satisfactory to Optionee to be duly recorded in the Halifax Clerk's Office, all of Optionee's right, title and interest in and to the Option.

         5. LEASE AND SUBLEASE OF THE GROUND INTEREST. If Optionee gives the Exercise Notice as provided above, Optionor shall, within five (5) Business Days after receipt thereof, (a) have the counterpart original of the Deed of Lease and Sublease, which was delivered to it by Optionee pursuant to the Exercise Notice, duly executed and acknowledged on behalf of Optionor and (b) deliver to Optionee both such executed and acknowledged counterpart original and immediately available federal funds in the amount of the Recordation Cost. Upon such deliveries by Optionor, the Deed of Lease and Sublease shall be deemed effective, in accordance with its terms, to lease the Ground Interest from Optionor to Optionee and sublease the Ground Interest from Optionee to Optionor, in each case encumbered by the Permitted Liens. Optionee shall have such counterpart original of the Deed of Lease and Sublease recorded in the Halifax Clerk's Office within three (3) Business Days after receiving the foregoing deliveries from Optionor.

         6. TAXES. Until recordation of the Deed of Lease and Sublease as provided above in Section 5, Optionor shall be responsible for payment of all taxes attributable to the Ground Interest.

         7. TITLE. Until recordation of the Deed of Lease and Sublease as provided above in Section 5, Optionor shall not, without Optionee's prior written consent, (a) convey or lease all or any portion of the Ground Interest,
(b) consent to, or acquiesce in, the condemnation, or taking by exercise of the power of eminent domain (or by deed in lieu thereof), of all or any portion of the Ground Interest, or (c) take, fail to take or allow to be taken any action which may be adverse to title to all or any portion of the Ground Interest, including the creation, or consent to the imposition of, any lien (including liens of mechanics and materialmen), encumbrance, easement, condition, limitation, covenant, restriction, or tenancy upon the Ground Interest (other than those accepted or waived by Optionee and Permitted Liens). Notwithstanding the foregoing, Optionor shall have the right, without Optionee's consent, to (a) grant one or more rights-of-way and easements over or in respect of any portion of the Clover Real Estate and (b) lease or convey one or more portions of the Clover Real Estate; provided, however, that (i) each such grant, lease and conveyance shall be in accordance with the Clover Agreements and (ii) no such grant, lease or conveyance shall either impair the use or operation of, or the ability to maintain, improve or rebuild, Clover Unit 1 as contemplated by the Clover Agreements and the Operative Documents or materially reduce the value of the Clover Real Estate or Clover Unit 1.

         8. SECURITY FOR OPTIONEE'S OBLIGATION TO THE LENDERS. In order to secure all amounts payable, and all obligations to be performed, by Optionee under the Loan Agreement and the Leasehold Mortgage, Optionee has assigned in the Loan Agreement to the Agent for the Agent's benefit and the ratable benefit of the Lenders, and granted and conveyed in the Leasehold Mortgage to the Trustees for the benefit of the Agent and the ratable benefit of the Lenders, Optionee's rights under this Option Agreement (and, upon exercise of the Option, Optionee's rights under the Deed of Lease and Sublease) and granted security interests in favor of the Agent and the Trustees for the benefit of the Agent in all of Optionee's right, title and interest in and to the Ground Interest, including Optionee's interests in this Option Agreement (and, upon exercise of the Option, Optionee's interests in the Deed of Lease and Sublease), other than Excepted Payments and Excepted Rights and subject to Old Dominion's right to quiet enjoyment pursuant to Section 7 of the Ground Lease and Sublease and
Section 9 of the Participation Agreement. Optionor hereby consents to such grant, conveyance and assignment and to the creation of such security interests and acknowledges receipt of copies of the Loan Agreement and the Leasehold Mortgage, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Optionor hereby acknowledges receipt of due notice that Optionee's interest in this Option has been assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement and granted and conveyed Optionee's interest in the Option Agreement (and in the Deed of Lease and Sublease upon exercise of the Option) to the Trustees pursuant to the Leasehold Mortgage to the extent provided in the Leasehold Mortgage. Unless and until Optionor shall have received written notice from the Agent that Optionee has the right to have the Liens of the Loan Agreement discharged, and the Liens of the Leasehold Mortgage released, the Agent shall have the right to exercise the rights of Optionee under this Option Agreement (and, upon exercise of the Option, the rights of Optionee under the Deed of Lease and Sublease) to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement and the Leasehold Mortgage.

         9. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Option Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         10. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, addressed to such party at its address set forth below or, at such other address as such party may from time to time designate by written notice to the other party hereto:

If to Optionor:

         Old Dominion Electric Cooperative
         Innsbrook Corporate Center
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance

If to Optionee:

         State Street Bank and Trust Company
         Two International Place
         Fourth Floor
         Boston, Massachusetts 02110

         Facsimile No.:  (617) 664-5371
         Telephone No.:  (617) 664-5610
         Attention:  Manager-Corporate Trust

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia 23261

         Attention:  President


         11. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Option Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         12. ENTIRE AGREEMENT. This Option Agreement contains the entire agreement between the parties hereto relating to the Option and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties. This Option Agreement shall not be amended or modified, and no waiver of any provision hereof shall be effective, unless set forth in a written instrument authorized and executed with the same formality as this Option Agreement.

         13. SUCCESSORS AND ASSIGNS. (a) This Option Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities, and obligations of the predecessor Owner Trustee hereunder and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Optionor and without in any way altering the terms and conditions of this Option Agreement or the rights and obligations of the Optionee hereunder. The Optionor shall, at its expense, upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Option Agreement, all in form and substance reasonably satisfactory to such successor Owner Trustee.

         (b) Except as expressly provided herein or in the Operative Documents, neither party hereto may assign its interests herein without the consent of the other party hereto.

         14. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Option Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         15. GOVERNING LAW. This Option Agreement shall be in all respects governed by and construed in accordance with the laws of the Commonwealth of Virginia including all matters of construction, validity and performance.

         16. SEVERABILITY. Whenever possible, each provision of this Option Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Option Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Option Agreement.

         17. COUNTERPARTS. This Option Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

         18. HEADINGS. The headings of this Option Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning of any of the provisions hereof.

         19. TIME OF THE ESSENCE. Time is of the essence for all purposes of this Option Agreement.

         20. LIMITATIONS OF LIABILITY. It is expressly understood and agreed by and between the parties hereto and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Optionee hereunder shall be binding upon the Optionee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Optionee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach thereof; and all Persons having any claim against the Optionee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         21. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents and make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Option Agreement.

         22. MEASURING LIVES. If and to the extent that any of the rights and privileges granted under the provisions of this Option Agreement would, in the absence of the limitation imposed by this Section 22, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Option Agreement, such options, rights and privileges, subject to the respective conditions governing the exercise of such options, rights and privileges, will be exercisable only during
(a) a period which will end twenty-one (21) years after the death of the last survivor of the Boards of Directors of Optionor named in Exhibit C hereto, together with all such persons' children and grandchildren who are living on the date of the execution of this Option Agreement or (b) the specific applicable period of time expressed in this Option Agreement, whichever is shorter.

         WITNESS the following signatures.

                                   OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Optionor

                                   By:/s/ DANIEL M. WALKER
                                      ---------------------------------------
                                      Name:        Daniel M. Walker
                                      Title:       Vice President
                                      Date Executed: July 30, 1996
                                                     -------------------------


                                   STATE STREET BANK AND TRUST COMPANY,
                                   not in its individual capacity but
                                   solely as Owner  Trustee under the
                                   Trust Agreement, as Optionee

                                   By:/s/ E. DECKER ADAMS
                                      ---------------------------------------
                                      Name:        E. Decker Adams
                                      Title:       Vice President
                                      Date Executed: July 30, 1996
                                                     -------------------------

         State Street Bank and Trust Company having (a) assigned its right, title and interest under the Option Agreement to Utrecht-America Finance Co., as Agent, under the Loan Agreement and (b) assigned, transferred, granted and conveyed its right, title and interest under the Option Agreement to David S. Cohn and C. Cotesworth Pinckney, as Trustees, under the Leasehold Mortgage, the Agent and one of the Trustees (upon the direction of the Agent) have executed this Corrected Option Agreement to Lease for the sole purpose of evidencing their consent hereto.



                                          AGENT

                                          Utrecht-America Finance Co.


                                          By:/s/ ILLEGIBLE
                                             -------------------------
                                          Title: ______________________


                                          By:/s/ ILLEGIBLE
                                             -------------------------
                                          Title: ______________________


                                          SOLE ACTING TRUSTEE

                                          /s/ DAVID S. COHN
                                          -------------------------------------
                                          David S. Cohn, as sole acting trustee

STATE OF NEW YORK                                    )
                                                     ) ss:
CITY/COUNTY OF NEW YORK                              )

         The foregoing instrument was acknowledged before me this 30 day of July, ____, by Daniel M. Walker, as Vice President of OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia, on behalf of such cooperative.

                                            /s/ MILAGROS COLON-PADILLA
                                            ----------------------------------
                                            Name: Milagros Colon-Padilla
                                            Notary Public


(Notarial Seal)



My commission expires:______________________________________

STATE OF NEW YORK                                    )
                                                     ) ss.:
COUNTY OF NEW YORK                                   )

         The foregoing instrument was acknowledged before me this 30 day of July, ____, by E. Decker Adams as Vice President of STATE STREET BANK AND TRUST COMPANY, a state chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, on behalf of such Trust Company not in its individual capacity but solely as Owner Trustee under the Trust Agreement.


                                            /s/ MILAGROS COLON-PADILLA
                                            ----------------------------------
                                            Name: Milagros Colon-Padilla
                                            Notary Public



My commission expires:______________________________________


[NOTARIAL SEAL]

STATE OF NEW YORK                      )
                                       )    ss.:
COUNTY OF NEW YORK                     )


         The foregoing instrument was acknowledged before me this 31 day of July, 1996, by as of Utrecht-America Finance Co., a corporation organized and existing under the laws of the State of Delaware, on behalf of the corporation.

                                            /s/ SUSANA CARVALLO
                                            ----------------------------------
                                            Name: Susana Carvallo
                                            Notary Public


(Notarial Seal)




My Commission expires: _______________________

STATE OF NEW YORK                      )
                                       )    ss.:
COUNTY OF NEW YORK                     )


         The foregoing instrument was acknowledged before me this 31 day of July, 1996, by as of Utrecht-America Finance Co., a corporation organized and existing under the laws of the State of Delaware, on behalf of the corporation.

                                            /s/ SUSANA CARVALLO
                                            ----------------------------------
                                            Name: Susana Carvallo
                                            Notary Public


(Notarial Seal)




My Commission expires: _______________________

STATE OF NEW YORK                      )
                                       )    ss.:
COUNTY OF NEW YORK                     )


         The foregoing instrument was acknowledged before me this 31st day of July, 1996, by David S. Cohn, as Sole Acting Trustee.

                                            /s/ MILAGROS COLON-PADILLA
                                            ----------------------------------
                                            Name: Milagros Colon-Padilla
                                            Notary Public


(Notarial Seal)




My Commission expires: _______________________

                                   APPENDIX A

                          TO OPTION AGREEMENT TO LEASE
            BETWEEN OLD DOMINION ELECTRIC COOPERATIVE (AS OPTIONOR)
                                      AND
               STATE STREET BANK AND TRUST COMPANY (AS OPTIONEE)

                                  DEFINITIONS

This Appendix A has been filed separately. See Appendix A to Exhibit 10.35 to Old Dominion's Form 10-K for the year ended December 31, 1996.

                                   EXHIBIT A

                          TO OPTION AGREEMENT TO LEASE
            BETWEEN OLD DOMINION ELECTRIC COOPERATIVE (AS OPTIONOR)
                                      AND
               STATE STREET BANK AND TRUST COMPANY (AS OPTIONEE)

            FORM OF THE DEED OF GROUND LEASE AND SUBLEASE AGREEMENT

                                   EXHIBIT B

                          TO OPTION AGREEMENT TO LEASE
            BETWEEN OLD DOMINION ELECTRIC COOPERATIVE (AS OPTIONOR)
                                      AND
               STATE STREET BANK AND TRUST COMPANY (AS OPTIONEE)

                     COPY OF THE CLOVER POWER STATION PLAT


                       RECORDED IN PLAT BOOK 18, PAGE 50
                      AND AS RERECORDED AS A CORRECTION IN
                           PLAT BOOK _____, PAGE ____

                                   EXHIBIT C

                          TO OPTION AGREEMENT TO LEASE
            BETWEEN OLD DOMINION ELECTRIC COOPERATIVE (AS OPTIONOR)
                                      AND
               STATE STREET BANK AND TRUST COMPANY (AS OPTIONEE)

                            LIST OF MEASURING LIVES



         The following are the names of the members of the Board of Directors of Old Dominion Electric Cooperative:

M. Dale Bradshaw
Glenn F. Chappell
Hugh M. Landes
Dick D. Bowman
C. Douglas Wine
M. John Bowman
Calvin P. Carter
E. Paul Bienvenue
Bruce E. Henry
John E. Bonfadini
William M. Leech, Jr.
William M. Alphin
David J. Jones
Hunter R. Greenlaw, Jr.
Cecil E. Viverette, Jr.
Stanley C. Feuerberg
Gwaltney W. White, Jr.
Frank W. Blake
James M. Reynolds
Carl R. Widdowson
Frederick L. Hubbard
Vernon N. Brinkley
John C. Anderson
Charles R. Rice, Jr.

                                                                      EXHIBIT A
                                                                             to
                                                               Option Agreement


              FORM OF DEED OF GROUND LEASE AND SUBLEASE AGREEMENT

--------------------------------------------------------------------------------


                  DEED OF GROUND LEASE AND SUBLEASE AGREEMENT


                           Dated as of ______________


                                    between


                       OLD DOMINION ELECTRIC COOPERATIVE,
                                as Ground Lessor
                  [To be indexed as both GRANTOR and GRANTEE]


                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity, but
                            solely as Owner Trustee,
                                as Ground Lessee
                  [To be indexed as both GRANTEE and GRANTOR]

             -----------------------------------------------------


                                  Land Located
                          in Halifax County, Virginia

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE

SECTION 1.        DEFINITIONS

SECTION 2.        LEASE OF GROUND INTEREST
                  SECTION 2.1.      LEASE OF GROUND INTEREST....................................................  3
                  SECTION 2.2.      BASIC GROUND LEASE TERM.....................................................  3
                  SECTION 2.3.      RENEWAL GROUND LEASE TERM...................................................  3
                  SECTION 2.4.      RETURN OF GROUND INTEREST...................................................  4
                  SECTION 2.5.      NONTERMINABILITY............................................................  4

SECTION 3.        RENT FOR THE LEASE OF THE GROUND INTEREST
                  SECTION 3.1.  ANNUAL RENT.....................................................................  4
                  SECTION 3.2.  TAXES AND ASSESSMENTS...........................................................  4

SECTION 4.        SUBLEASE OF GROUND INTEREST

SECTION 5.        RENT FOR THE SUBLEASE OF THE GROUND INTEREST

SECTION 6.        QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSEE.

SECTION 7.        QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSOR.

SECTION 8.        USE OF THE GROUND INTEREST BY GROUND LESSEE

SECTION 9.        USE OF THE GROUND INTEREST BY GROUND LESSOR

SECTION 10.       EARLY TERMINATION OF GROUND LEASE TERM

SECTION 11.       EARLY TERMINATION OF GROUND SUBLEASE TERM

SECTION 12.       LIENS

SECTION 13.       WAIVER OF PARTITION

SECTION 14.       SECURITY FOR GROUND LESSEE'S OBLIGATION TO THE
                  LENDERS.

SECTION 15.       NONMERGER


SECTION 16.       MISCELLANEOUS
                  SECTION 16.1.     AMENDMENTS AND WAIVERS......................................................  9
                  SECTION 16.2.     NOTICES.....................................................................  9
                  SECTION 16.3.     SURVIVAL.................................................................... 10
                  SECTION 16.4.     SUCCESSORS AND ASSIGNS...................................................... 10
                  SECTION 16.5.     BUSINESS DAY................................................................ 10
                  SECTION 16.6.     GOVERNING LAW............................................................... 10
                  SECTION 16.7.     SEVERABILITY................................................................ 10
                  SECTION 16.8.     COUNTERPARTS................................................................ 11
                  SECTION 16.9.     HEADINGS AND TABLE OF CONTENTS.............................................. 11
                  SECTION 16.10.     LIMITATIONS OF LIABILITY................................................... 11
                  SECTION 16.11.     FURTHER ASSURANCES......................................................... 11
                  SECTION 16.12.     EFFECTIVENESS OF GROUND LEASE AND SUBLEASE................................. 11


Appendix A        -        Definitions
Schedule 1        -        Description of the Clover Real Estate
Schedule 2        -        Description of the Unit 1 Site
Schedule 3        -        Description of the Unit 2 Site
Schedule 4        -        Description of Common Facilities Site


                  DEED OF GROUND LEASE AND SUBLEASE AGREEMENT


         THIS  DEED  OF  GROUND  LEASE  AND  SUBLEASE  AGREEMENT,  dated  as  of
_______________ (this "Ground Lease and Sublease"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Ground Lessor", to be indexed as both GRANTOR and GRANTEE), and STATE STREET BANK AND TRUST COMPANY, a state chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (the "Ground Lessee", to be indexed as both GRANTEE and GRANTOR).

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings given them in Appendix A - Definitions which is attached hereto as part hereof.

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 and comprised of the Unit 1 Site described in Schedule 2, the Unit 2 Site described in Schedule 3, and the Common Facilities Site described in
Schedule 4, and  certain  other  property,  each such  Schedule  1,  Schedule 2,
Schedule 3, and Schedule 4 being attached to the Ground Lease and Sublease as part thereof, the form of which Ground Lease and Sublease is marked Exhibit A and is attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement of even date herewith.

         WHEREAS, a copy of the Clover Power Station Plat is marked Exhibit B and is attached to, and recorded in the Halifax Clerk's Office with, the Option Agreement as a part thereof.

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common.

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property owned by Old Dominion and Virginia Power as tenants-in-common include, but are not limited to, (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation being constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment being situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site.

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power owns a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) the rights of the other to nonexclusive possession of all such real and personal property, (b) the terms and conditions of the Clover Agreements and (c) in the case of the Pollution Control Assets, the rights of the Pollution Control Assets Lessor.

         WHEREAS, by the Option Agreement which is recorded in the Halifax Clerk's Office, Old Dominion granted and conveyed to the Owner Trustee, its successors and assigns, the exclusive right and option to lease the Ground Interest from Old Dominion, subject to the Owner Trustee's agreement to sublease the Ground Interest simultaneously back to Old Dominion upon the terms and conditions of the Option Agreement if the Owner Trustee exercises such option.

         WHEREAS, Old Dominion has leased to the Owner Trustee (a) the Foundation Interest by the Foundation Head Lease and (b) the Equipment Interest by the Equipment Head Lease.

         WHEREAS, by the Foundation Operating Lease, the Owner Trustee leased the Foundation Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of this Foundation Head Lease.

         WHEREAS, by the Equipment Operating Lease, the Owner Trustee leased the Equipment Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of the Equipment Head Lease.

         WHEREAS, although Old Dominion and the Owner Trustee intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they recorded copies of this Foundation Head Lease and the Foundation Operating Lease in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96. The Equipment Head Lease and the Equipment Operating Lease are not to be recorded.

         WHEREAS, upon the leasing or other conveyance by Old Dominion to the Unit 2 Parties of the foundation and the equipment in connection with Clover Unit 2, each of Owner Trustee (on the one hand) and the Unit 2 Parties (on the other hand) shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation, and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property, and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.            DEFINITIONS

         The capitalized terms used in this Ground Lease and Sublease and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto unless the context hereof shall otherwise require. All references in this Ground Lease and Sublease to Sections, paragraphs, clauses, appendices and exhibits are to Sections, paragraphs, clauses, appendices and exhibits in this Ground Lease and Sublease unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Ground Lease and Sublease as a whole and not to any particular Section or other subdivision.

         Where any provision in this Ground Lease and Sublease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


SECTION 2.            LEASE OF GROUND INTEREST

         SECTION 2.1. LEASE OF GROUND INTEREST. The Ground Lessor hereby leases the Ground Interest to the Ground Lessee and the Ground Lessee hereby leases the Ground Interest from the Ground Lessor on the terms and conditions hereof. The parties hereto acknowledge and agree that legal title to the Clover Real Estate, including the Unit 1 Site and the Common Facilities Site, shall at all times remain in the Ground Lessor and Virginia Power, as tenants-in-common, and that the Ground Interest is subject to the Lien of the Old Dominion Indenture, Permitted Encumbrances and the rights of Virginia Power under the Clover Agreements.

         SECTION 2.2. BASIC GROUND LEASE TERM. The term of the foregoing lease to the Ground Lessee will commence on the date of the execution and delivery of this Ground Lease and Sublease and will expire at 11:59 p.m. (New York City time) on March 1, 2045 (the "Basic Ground Lease Term"), unless earlier terminated pursuant to the terms of this Ground Lease and Sublease; PROVIDED, HOWEVER, that in no event shall the Basic Ground Lease Term terminate so long as the Ground Lessee's leasehold interest in the Ground Interest shall be subject to the Lien of the Leasehold Mortgage.

         SECTION 2.3. RENEWAL GROUND LEASE TERM. At the expiration of the Basic Ground Lease Term and each Renewal Ground Lease Term, by giving at least 180 days prior written notice to the Ground Lessor, the Ground Lessee may extend the Basic Ground Lease Term or such existing Renewal Ground Lease Term for an additional term of not less than one year (each a "Renewal Ground Lease Term"); PROVIDED that, the Ground Lessee shall be permitted to renew the term of this Ground Lease for a Renewal Ground Lease Term only if (a) concurrently with such renewal, the Equipment Head Lease and the Foundation Head Lease are renewed for an Equipment Head Lease Renewal Term and Foundation Head Lease Renewal Term, respectively, equal to the Renewal Ground Lease Term, and (b) on the date of such notice and at the commencement of such Renewal Ground Lease Term (i) Clover Unit 1 Generating Facility continues to be used for the production of electric capacity and energy on the Clover Real Estate and (ii) the Clover Unit 1 Generating Facility shall not be retired in accordance with Section 11.01(a) of the Clover Operating Agreement. Notwithstanding the foregoing, if the Ground Lease Term is not earlier terminated, it shall end on March 1, 2096.

         SECTION 2.4. RETURN OF GROUND INTEREST. Subject to Section 10, on the last day of the Ground Lease Term the Ground Lessee shall return the Ground Interest to the Ground Lessor by surrendering the same unto the possession of the Ground Lessor without representation or warranty other than that the Ground Interest is free and clear of all Lessor's Liens and Owner Participant's Liens. The obligations of the Ground Lessee under this Section 2.4 shall survive the termination of this Ground Lease and Sublease.

         SECTION 2.5. NONTERMINABILITY. Subject to Section 10, the Ground Lease Term shall not terminate, nor shall any of the rights granted and conveyed hereunder to the Ground Lessee be extinguished, lost or otherwise impaired, in whole or in part, by any cause or for any reason whatsoever, including, without limitation, the following: (a) any damage to or loss or destruction of all or any part of Clover Unit 1 for any reason whatsoever and of whatever duration,
(b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of Clover Unit 1 by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any party of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Clover Real Estate or the Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Ground Lease and Sublease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Lessor or the Ground Lessee or any other Person, (f) failure by the Ground Lessee to comply with Section 2.4, 3 or 8 hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.


SECTION 3.            RENT FOR THE LEASE OF THE GROUND INTEREST

         SECTION 3.1. ANNUAL RENT. As rent for the Ground Interest, the Ground Lessee agrees to pay to the Ground Lessor rent of $100 per year, payable in advance on March 1 of each year during that portion of the Ground Lease Term equal to the Ground Sublease Term. From and after the expiration and termination of the Ground Sublease Term, as rent for the Ground Interest, the Ground Lessee agrees to pay to the Ground Lessor rent equal to the fair market rental value of the Ground Interest, such fair market rental value to be determined at the expiration or termination of the Ground Sublease Term by an appraiser mutually acceptable to the Ground Lessor and the Ground Lessee.

         SECTION 3.2. TAXES AND ASSESSMENTS. From and after the expiration or termination of the Ground Sublease Term and until the expiration or termination of the Ground Lease Term, the Ground Lessee agrees to pay to the Ground Lessor an amount equal to 50% of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Unit 1 Site and 25% of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Common Facilities Site. Such payment shall be due upon demand by the Ground Lessor, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity.

SECTION 4.            SUBLEASE OF GROUND INTEREST

         The Ground Lessee hereby subleases the Ground Interest to the Ground Lessor, and the Ground Lessor hereby subleases the Ground Interest from the Ground Lessee for a term commencing on the date of execution and delivery of this Ground Lease and Sublease and expiring at 11:59 p.m. (New York City time) on the date one day prior to the earlier of the Expiration Date or the date the Ground Lease Term is earlier terminated pursuant to Section 10 of this Ground Lease and Sublease (the "Ground Sublease Term").


SECTION 5.            RENT FOR THE SUBLEASE OF THE GROUND INTEREST.

         As rent for the sublease of the Ground Interest provided in Section 4, the Ground Lessor agrees to pay to the Ground Lessee annual rent of $100 per year, payable in advance on March 1 of each year during the Ground Sublease Term. The Ground Lessor and the Ground Lessee agree that, during the Ground Sublease Term, each payment of rent by the Ground Lessee for the Ground Interest pursuant to Section 3.1 and each payment of rent by the Ground Lessor for the sublease of the Ground Interest pursuant to this Section 5 shall be offset, and no amounts shall be payable by the Ground Lessee or the Ground Lessor in respect thereof.


SECTION 6.            QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSEE.

         The Ground Lessor warrants that it has full right and authority to lease the Ground Interest to the Ground Lessee pursuant to the terms of this Ground Lease and Sublease and agrees that, notwithstanding any provision of any other Operative Documents, it shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessee of the leasehold interest in the Ground Interest subject to the terms and conditions hereof; PROVIDED, HOWEVER, that the Ground Lessor makes no covenant with respect to the interruptions of such enjoyment, use, operation or possession of the Ground Interest by the Indenture Trustee, the Lenders or the Agent.

         Notwithstanding anything in this Ground Lease and Sublease to the contrary, the Ground Lessor shall have the right, without the Ground Lessee's permission, without being deemed to breach the foregoing covenant of quiet enjoyment, to (a) grant one or more rights of way and easements over or in respect of any portion of the Clover Real Estate and (b) lease or convey one or more portions of the Clover Real Estate; PROVIDED, HOWEVER, that (i) each such grant, lease and conveyance shall be in accordance with the Clover Agreements and (ii) no such grant, lease or conveyance shall either impair the use or operation of, or the ability to maintain, improve or rebuild, the Clover Unit 1 as contemplated by the Clover Agreements and the Operative Documents or materially reduce the value of Clover Unit 1.

SECTION 7.            QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSOR.

         The Ground Lessee warrants that it has full right and authority to sublease the Ground Interest to the Ground Lessor pursuant to the terms of this Ground Lease and Sublease and agrees that, notwithstanding any provision of any other Operative Documents, it shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessor of the subleasehold interest in the Ground Interest; PROVIDED, HOWEVER, that the Ground Lessee makes no covenant with respect to the interruption of such enjoyment, use, operation and possession of the Ground Interest arising from actions of the Indenture Trustee, any Lender or the Agent.


SECTION 8.            USE OF THE GROUND INTEREST BY GROUND LESSEE.

          The Ground Lessee's rights hereunder to use the Ground Interest shall be limited to the right to use the Ground Interest in connection with the use, operation and maintenance of Clover Unit 1 and in accordance with the terms and provisions of the Clover Agreements, which shall include the right to construct, install, operate, use, repair and relocate and remove facilities and structures on or under the Unit 1 Site and the Common Facilities Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, coal, water, limestone and other commodity transport systems, safety sensor and monitoring systems, fuel lines and other utility lines and systems, all as reasonably necessary or advisable for the commercial operation of Clover Unit 1, but in each case, only to the extent permitted by the Clover Agreements.


SECTION 9.            USE OF THE GROUND INTEREST BY GROUND LESSOR.

         The Ground Lessor's rights hereunder to use the Ground Interest during the Ground Sublease Term shall include the right to construct, install, operate, use, repair and relocate facilities and structures on or under the Unit 1 Site and the Common Facilities Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, coal, water, limestone and other commodity transport systems, safety sensor and monitoring systems, fuel lines and other utility lines and systems, and any other uses as shall be permitted by the Clover Agreements.

SECTION 10.           EARLY TERMINATION OF GROUND LEASE TERM.

         The Ground Lease Term shall terminate prior to the scheduled expiration of the Basic Ground Lease Term or Renewal Ground Lease Term, as the case may be,
(a) if the Ground Lessor shall exercise its option to terminate the Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 10, 13 or 18 of the Equipment Operating Lease and the Foundation Operating Lease or
(b) if the Ground Lessor  exercises the Purchase  Option  pursuant to paragraph
(a) of Section 15.1 of the Equipment Operating Lease and the Foundation Purchase Option pursuant to paragraph (a) of Section 15.1 of the Foundation Operating Lease, (c) if the Ground Lessee exercises its right to terminate the Equipment Head Lease and the Foundation Head Lease pursuant to Section 10.2 of each such lease or (d) 30 days after the Clover Unit 1 Generating Facility shall be retired from service pursuant to Section 11.01(a) of the Clover Operating Agreement and all decommissioning activities shall be concluded. Upon satisfaction of the requirements of the relevant Sections of the Equipment Operating Lease, the Foundation Operating Lease, the Equipment Head Lease and the Foundation Head Lease, the Ground Lease Term shall terminate without any action of any Person whatsoever, and the Ground Lessor and the Ground Lessee agree to comply with the provisions of the applicable Sections of the Equipment Operating Lease, the Foundation Operating Lease, the Equipment Head Lease and the Foundation Head Lease in connection with such termination. The Ground Lessee shall transfer to the Ground Lessor, by a release or termination of the Ground Lease Interest to be prepared by the Ground Lessor and in a form reasonably satisfactory to the Ground Lessee to be duly recorded in the Halifax Clerk's Office all of the Ground Lessee's right, title and interest in and to the Ground Interest.


SECTION 11.           EARLY TERMINATION OF GROUND SUBLEASE TERM.

         The Ground Sublease Term shall terminate prior to the scheduled expiration of the Ground Sublease Term if (a) the Ground Lessor shall exercise its option to terminate the Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 14 of each thereof or (b) the Equipment Operating Lease and the Foundation Operating Lease shall be terminated pursuant to Section 17 of each thereof. Upon satisfaction of the requirements of Section 14 of the Equipment Operating Lease and the Foundation Operating Lease or upon termination of the Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 17 of each thereof, the Ground Sublease Term shall terminate without any action of any Person whatsoever, provided, however, that, notwithstanding the foregoing, in every instance, the Ground Sublease Term shall end on the day prior to the expiration or earlier termination of the Ground Lease Term. The Ground Lessor agrees to execute and deliver an instrument, in a form reasonably satisfactory to the Ground Lessee, evidencing the termination of the Ground Lessor's subleasehold interest in and to the Ground Interest for recordation in the Halifax Clerk's Office.

SECTION 12.           LIENS

         The Ground Lessee covenants and agrees that it will not create, incur, assume or suffer to exist any Lessor's Liens or Owner Participant's Liens on the Clover Real Estate and the Ground Interest other than the Lien of Leasehold Mortgage.

SECTION 13.           WAIVER OF PARTITION

         As permitted by Section 56-90.1 of the Code of Virginia, each of the Ground Lessor and the Ground Lessee, on its own behalf and on behalf of its successors and assigns, hereby waives any right, whether pursuant to statute or common law, to partition the Clover Real Estate, or any interest or portion thereof, and such waiver will continue in effect until the earlier of (a) termination of the Clover Ownership Agreement pursuant to Section 16.01 of the Clover Ownership Agreement and Clover Operating Agreement pursuant to Section
14.01 of the Clover Operating Agreement in accordance with their terms or (b) December 31, 2089. Each of the Ground Lessor and the Ground Lessee agrees not to commence during such period any action of any kind seeking any form of partition with respect thereto. Each of the Ground Lessor and the Ground Lessee agrees to incorporate this waiver in all deeds, deeds of trust, and instruments of conveyance relating to the Clover Real Estate (or any interest or portion thereof), whether delivered at the Closing or thereafter.


SECTION 14.           SECURITY FOR GROUND LESSEE'S OBLIGATION TO THE LENDERS.

         In order to secure all amounts payable by, and all obligations to be performed by, the Ground Lessee under the Leasehold Mortgage, the Ground Lessee has the right to grant a Lien by the Leasehold Mortgage to the Trustees for the benefit of the Agent and the ratable benefit of the Lenders on all of the Ground Lessee's right, title and interest in and to the Ground Interest. The Ground Lessor hereby consents to the grant of such Lien and acknowledges receipt of copies of the Leasehold Mortgage, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Lessor shall have received written notice from the Agent that the Lien of the Leasehold Mortgage has been released, the Agent and the Trustees under the Leasehold Mortgage shall have the rights of the Ground Lessee under this Ground Lease and Sublease to the extent set forth in and subject in each case to the exceptions set forth in the Leasehold Mortgage.

SECTION 15.           NONMERGER

         The remainder in the Ground Interest conveyed by this Ground Lease and Sublease shall not merge into the interest in the Ground Interest conveyed by the Ground Lease and Sublease even if such remainder and such interest are at any time vested in or held by the same person or entity, but this Ground Lease and Sublease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding.


SECTION 16.           MISCELLANEOUS

         SECTION 16.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Ground Lease and Sublease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         SECTION 16.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective
(a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:

If to the Ground Lessor:

         Old Dominion Electric Cooperative
         Innsbrook Corporate Center
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Financing

If to the Ground Lessee:

         State Street Bank and Trust Company
         Two International Place, 4th Floor
         Boston, Massachusetts 02110

         Facsimile No.:  (617) 664-5371
         Telephone No.:  (617) 664-5610
         Attention:  Manager - Corporate Trust

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia  23261

         Attention:  President


         SECTION 16.3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Ground Lease and Sublease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 16.4. SUCCESSORS AND ASSIGNS. (a) This Ground Lease and Sublease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities, and obligations of the predecessor Owner Trustee hereunder and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Ground Lessor and without in any way altering the terms and conditions of this Ground Lease and Sublease or the rights and obligations of the Ground Lessor or the Ground Lessee hereunder. The Ground Lessee shall, at its expense, upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust
Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Ground Lease and Sublease, all in form and substance reasonably satisfactory to such successor Owner Trustee.

         (b) Except as expressly provided herein or in the Operative Documents, neither party hereto may assign its interests herein without the consent of the other party hereto.

         SECTION 16.5. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Ground Lease and Sublease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 16.6. GOVERNING LAW. THIS GROUND LEASE AND SUBLEASE SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 16.7. SEVERABILITY. Whenever possible, each provision of this Ground Lease and Sublease shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Ground Lease and Sublease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Ground Lease and Sublease.

         SECTION 16.8. COUNTERPARTS. This Ground Lease and Sublease may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

         SECTION 16.9. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Ground Lease and Sublease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 16.10. LIMITATIONS OF LIABILITY. It is expressly understood and agreed by and between the parties hereto and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Ground Lessee hereunder shall be binding upon the Ground Lessee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Ground Lessee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach thereof; and all Persons having any claim against the Ground Lessee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 16.11. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Ground Lease and Sublease.

         SECTION 16.12. EFFECTIVENESS OF GROUND LEASE AND SUBLEASE. This Ground Lease and Sublease has been dated as of the date first above written for convenience only. This Ground Lease and Sublease shall be effective on the date of execution and delivery by each of the Ground Lessee and the Ground Lessor.

         IN WITNESS WHEREOF, the undersigned have caused this Ground Lease and Sublease to be duly executed and delivered by their respective officers thereunto duly authorized.

                              OLD DOMINION ELECTRIC COOPERATIVE,
                              a wholesale power supply cooperative
                              organized under the laws of the
                              Commonwealth of Virginia as
                                  Ground Lessor


                              By:_____________________________________   [Seal]
                                  Name:
                                  Title:
                                  Date:


                              STATE STREET BANK AND TRUST COMPANY,
                              a  state   chartered  trust  company
                              organized  under  the  laws  of  the
                              Commonwealth of Massachusetts,
                                  not in its individual capacity,
                                  but solely as Owner Trustee
                                  under the Trust Agreement, as
                                  Ground Lessee


                              By:_____________________________________   [Seal]
                                  Name:
                                  Title:
                                  Date:

STATE OF                               )
                                       )  ss.:
COUNTY OF                              )


         The foregoing instrument was acknowledged before me this __ day of _______, ____, by ________________ as ______________ of Old Dominion Electric
Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia, on behalf of said cooperative.


                                          ----------------------------------
                                          Name:
                                          Notary Public


(Notarial Seal)



My Commission expires: _________________________

STATE OF                           )
                                   )   ss.:
COUNTY OF                          )


         The foregoing instrument was acknowledged before me this __ day of _______, _____, by _______________ as ______________ of State Street Bank and
Trust Company, a state chartered trust company organized under the laws of the Commonwealth of Massachusetts, as Owner Trustee on behalf of said corporation.


                                          ----------------------------------
                                          Name:
                                          Notary Public



(Notarial Seal)



My Commission expires: _______________________

                                                                      APPENDIX A
                                                                              TO
                                                                    GROUND LEASE
                                                                    AND SUBLEASE

                                  DEFINITIONS

                                                                      SCHEDULE 1
                                                                              TO
                                                                    GROUND LEASE
                                                                    AND SUBLEASE





                     DESCRIPTION OF THE CLOVER REAL ESTATE

All that certain parcel of land belonging, lying and being in the Roanoke Magisterial district of Halifax County, Virginia and all appurtenances thereto belonging, and more particularly described as follows:

AND BEING a portion of the same land and appurtenances acquired by Old Dominion Electric Cooperative ("Old Dominion") as tenant in common with Virginia Electric and Power Company ("Virginia Power") by deeds which are recorded in the Halifax Clerk's Office as follows:


Grantors                                        Date of Deed              Deed Book              Page Number
___________                                     ____________              _________              ___________
Clover Project Corp.                            May 30, 1990                 550                     465

Kenneth R. Wilborne, et al.                    October 1, 1990               556                     367

William D. Gravitt, et al.                      July 3, 1991                 570                      8

William R. Watkins, et al.                     March 14, 1991                561                     353

Walter Lacks, et al.                            July 24, 1991                569                     844

Burlington Industries                         October 23, 1991               570                     13

B. F. Blount, et al.                            May 22, 1992                 579                     412

Norfolk Southern Railway                        June 9, 1992                 579                     771
Company


LESS AND EXCEPT, however, those certain parcels of land conveyed by Old Dominion and Virginia Power by deeds which are recorded in the Halifax Clerk's Office as follows:

Grantees                                        Date of Deed              Deed Book              Page Number
--------                                        ------------              ---------              -----------
William D. Gravitt, et al.                     October 7, 1991               570                      10

Commonwealth of Virginia                        June 23, 1992                580                     576

Commonwealth of Virginia                       December 1, 1994              632                      57


Commonwealth of Virginia                        June 1, 1995                 632                     255



SUBJECT,   however,  to  all  existing  exceptions,   reservations,   easements,
conditions, restrictions, covenants, agreements, limitations and waivers of record that may apply to the foregoing parcel of land.

                                                                      SCHEDULE 2
                                                                              TO
                                                                    GROUND LEASE
                                                                    AND SUBLEASE



                         DESCRIPTION OF THE UNIT 1 SITE



ALL those two certain parcels of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, being those portions of the Clover Real Estate which are outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 1 Site.

                                                                      SCHEDULE 3
                                                                              TO
                                                                    GROUND LEASE
                                                                    AND SUBLEASE


                         DESCRIPTION OF THE UNIT 2 SITE



ALL those certain parcels of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, being those portions of the Clover Real Estate which are outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 2 Site.

                                                                      SCHEDULE 4
                                                                              TO
                                                                    GROUND LEASE
                                                                    AND SUBLEASE




                     DESCRIPTION OF COMMON FACILITIES SITE



ALL that certain parcel of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, outlined and marked as Parcel "B" on the Clover Power Station Plat, LESS AND EXCEPT those parcels of real estate outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 1 Site and Parcel I and II of the Unit 2 Site.


                                      D-1